EXHIBIT 99.9
             MORGAN STANLEY
                MSAC-NC10

          Fixed Rate Population

Selection Criteria: Fixed Rate Population
Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level - LTV over 85



1. Documentation Level

                                                               % of
                                                             Morgage
                                            Aggregate        Pool by        Avg       Weighted   Weighted
                           Number            Cut-off        Aggregate    Mortgage     Average    Average
                             of               Date           Cut-off       Loan        Gross     Combined   Weighted
                          Mortgage          Principal       Principal    Principal    Interest   Original    Average
Documentation Level         Loans            Balance         Balance      Balance       Rate       LTV     FICO Score
---------------------------------------------------------------------------------------------------------------------
Full Documentation          2125         268,767,359.32        66.27      126,479       7.303      78.36     616.6
Stated Documentation         739         113,462,900.65        27.98      153,536       7.599      77.98     640.3
Limited Documentation        147          23,312,157.93         5.75      158,586       7.143      78.47     619.8
Total:                      3011         405,542,417.90       100.00      134,687       7.377      78.26     623.4



2. Credit Score

                                                               % of
                                                             Morgage
                                            Aggregate        Pool by        Avg       Weighted   Weighted
                           Number            Cut-off        Aggregate    Mortgage     Average    Average
                             of               Date           Cut-off       Loan        Gross     Combined   Weighted
                          Mortgage          Principal       Principal    Principal    Interest   Original    Average
Credit Score                Loans            Balance         Balance      Balance       Rate       LTV     FICO Score
---------------------------------------------------------------------------------------------------------------------
481 - 500                      2             106,634.81         0.03       53,317       8.622      59.12     500.0
501 - 520                    133          13,931,411.98         3.44      104,747       8.525      72.26     512.0
521 - 540                    192          21,232,073.46         5.24      110,584       8.220      72.88     531.5
541 - 560                    251          31,797,674.45         7.84      126,684       7.929      74.50     551.3
561 - 580                    244          31,004,983.90         7.65      127,070       7.777      76.22     570.4
581 - 600                    339          40,820,276.63        10.07      120,414       7.714      77.88     590.6
601 - 620                    424          55,721,693.53        13.74      131,419       7.470      78.42     610.8
621 - 640                    421          57,774,875.76        14.25      137,232       7.217      80.94     630.8
641 - 660                    370          52,264,184.76        12.89      141,255       7.073      80.50     649.8
661 - 680                    261          38,372,975.02         9.46      147,023       6.993      79.75     670.6
681 - 700                    148          23,676,270.98         5.84      159,975       6.818      81.57     690.4
701 - 720                     85          14,046,478.35         3.46      165,253       6.783      78.74     710.8
721 - 740                     63          11,831,481.33         2.92      187,801       6.608      79.10     729.2
741 - 760                     39           6,551,071.03         1.62      167,976       6.486      79.65     749.5
761 - 780                     23           4,080,467.17         1.01      177,412       6.322      75.12     768.6
781 - 800                     14           2,067,426.11         0.51      147,673       6.408      67.00     787.1
801 - 820                      2             262,438.63         0.06      131,219       5.659      47.98     802.0
Total:                      3011         405,542,417.90       100.00      134,687       7.377      78.26     623.4
---------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 803
Non-Zero Weighted Average: 623


3. Range of Original LTV Ratios (%)

                                                               % of
                                                             Morgage
                                            Aggregate        Pool by        Avg       Weighted   Weighted
                           Number            Cut-off        Aggregate    Mortgage     Average    Average
Range                        of               Date           Cut-off       Loan        Gross     Combined   Weighted
of Original               Mortgage          Principal       Principal    Principal    Interest   Original    Average
LTV Ratios (%)              Loans            Balance         Balance      Balance       Rate       LTV     FICO Score
---------------------------------------------------------------------------------------------------------------------
<= 10.00                       6             250,543.41         0.06       41,757       8.966      63.33     655.3
10.01 - 15.00                 17             931,273.23         0.23       54,781      10.369      91.86     640.7
15.01 - 20.00                433          22,546,772.51         5.56       52,071      10.603      99.13     642.6
20.01 - 25.00                  5             307,126.34         0.08       61,425       7.586      41.26     703.5
25.01 - 30.00                  9             659,881.55         0.16       73,320       7.777      36.73     597.8
30.01 - 35.00                 14           1,000,300.76         0.25       71,450       7.502      32.44     584.1
35.01 - 40.00                 34           3,389,649.37         0.84       99,696       7.208      37.94     628.0
40.01 - 45.00                 31           3,122,070.54         0.77      100,712       6.891      43.16     631.9
45.01 - 50.00                 52           7,284,882.27         1.80      140,094       6.897      47.80     620.5
50.01 - 55.00                 77           9,136,294.19         2.25      118,653       6.561      53.07     631.0
55.01 - 60.00                109          15,603,409.06         3.85      143,151       6.930      57.60     605.3
60.01 - 65.00                187          29,733,445.44         7.33      159,002       6.854      63.21     617.6
65.01 - 70.00                206          31,834,424.44         7.85      154,536       6.913      68.43     615.3
70.01 - 75.00                258          39,289,960.98         9.69      152,287       7.046      73.76     615.7
75.01 - 80.00                723         102,512,256.60        25.28      141,787       7.281      79.44     615.8
80.01 - 85.00                340          50,366,972.29        12.42      148,138       7.391      84.37     621.0
85.01 - 90.00                372          60,914,008.51        15.02      163,747       7.350      89.48     631.9
90.01 - 95.00                127          24,355,926.87         6.01      191,779       7.240      94.69     654.9
95.01 - 100.00                11           2,303,219.54         0.57      209,384       7.760     100.00     670.3
Total:                      3011         405,542,417.90       100.00      134,687       7.377      78.26     623.4
---------------------------------------------------------------------------------------------------------------------
Minimum: 7.27
Maximum: 100.00
Weighted Average: 73.62



4. Documentation Level - LTV over 85

                                                               % of
                                                             Morgage
                                            Aggregate        Pool by        Avg       Weighted   Weighted
                           Number            Cut-off        Aggregate    Mortgage     Average    Average
                             of               Date           Cut-off       Loan        Gross     Combined   Weighted
Documentation             Mortgage          Principal       Principal    Principal    Interest   Original    Average
Level - LTV over 85         Loans            Balance         Balance      Balance       Rate       LTV     FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation           358          57,773,041.44        65.97      161,377       7.212      91.32     631.1
Stated Documentation         119          22,765,077.44        26.00      191,303       7.649      90.80     662.8
Limited Documentation         33           7,035,036.04         8.03      213,183       7.269      91.60     629.8
Total:                       510          87,573,154.92       100.00      171,712       7.330      91.21     639.3



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